Exhibit 99.1

                        Courier Adjusts Executive Roles

                Nichols to retire; Story named COO, Folger to CFO

     NORTH CHELMSFORD, Mass.--(BUSINESS WIRE)--Nov. 13, 2006--Courier Corporation (Nasdaq: CRRC), one of America's leading book manufacturers and specialty publishers, announced that George Q. Nichols, Chairman of Courier's National Publishing Company subsidiary and a widely known figure in the book industry, will be retiring in June 2007 after 30 years of service. In conjunction with Mr. Nichols' impending retirement, Courier announced a series of moves to ensure continuity of service to customers and strengthen its management ranks in preparation for future growth.

     "George Nichols' decision to phase out of day-to-day operations at National was inevitable sooner or later," said Courier Chairman and Chief Executive Officer James F. Conway III. "We always hoped it would be later. But we have prepared for it, and George has more than earned our thanks and best wishes. His retirement will close a chapter in one of the most distinguished careers in our industry, though there are many more to come, as he will continue to serve as a member of Courier's Board of Directors.

     "George's successes go far beyond his extraordinary run as President of National Publishing Company since 1976," added Mr. Conway. "During his tenure at National, he served on the National Advisory Board of the Center for the Book at the Library of Congress. He also played an important role in the founding of the Book Industry Study Group, a valuable information resource for publishers, printers, suppliers and industry analysts. George has been honored repeatedly by the Book Manufacturers' Institute, receiving its Distinguished Master Bookman Award in 1997 for lifetime achievement. Through his work, he has not only extended National's reputation as the premier manufacturer of religious books in the world, but exemplified what is best in our company, our industry, and the world of books.

     "Over the last several years, we have put a team in place to ensure that National's customers will continue to receive the highest levels of service in the industry without interruption. At the same time, in recognition of our recent growth throughout Courier and the growth we intend to achieve in the future, we have made several appointments to strengthen our management team and better align our organization with customers' evolving needs."

                        Transition at National Publishing

     With the advent of George Nichols' retirement, Peter Tobin, Executive Vice President of National Publishing and Courier Companies, Inc., has shifted his focus to concentrate on National's key account relationships. Together with Mr. Conway, he has taken on particular responsibility for meeting the growing needs of a global missionary organization that is the company's largest customer. For the last three years Mr. Tobin has worked closely with both Mr. Nichols and Mr. Conway to prepare for the management transition as well as a move to next-generation printing and binding technology for the religious market.

     "Between them, Peter Tobin and Jim Conway have more than half a century of experience," said Mr. Nichols. "As I prepare to leave National Publishing Company, I am confident that both the organization and its customers will be in the best of hands. I look forward to the next phase of National's worldwide leadership in service to religious and reference book publishers."

               Robert P. Story, Jr. named Chief Operating Officer

     Simultaneously with the announcement of the transition at National Publishing Company, Courier announced four other promotions within its management ranks. Robert P. Story, Jr., Senior Vice President and Chief Financial Officer at Courier Corporation since 1989, was named Executive Vice President and Chief Operating Officer, with overall operational responsibility for the Corporation's book manufacturing and publishing segments. Peter Folger, Vice President and Corporate Controller since 1992, was named Senior Vice President and Chief Financial Officer, succeeding Mr. Story. Kathleen Leon, appointed Courier's Assistant Controller in 1991, was named Corporate Controller, succeeding Mr. Folger. And Peter Clifford, Vice President, Production Services for Courier's subsidiary, Courier Companies, Inc., since 1995, was named Vice President and an officer of Courier Corporation.

     "All these moves mark a natural progression for our company," said Mr. Conway. "Bob Story and Peter Folger have worked with me at Courier for more than 20 years, and have been instrumental in Courier's outstanding financial performance for the last ten. In addition, Bob has been at the center of our success in shaping our market-focused strategy and identifying, acquiring and integrating companies in both of our business segments. For both Bob and Peter, the new titles simply acknowledge the orderly evolution that has already been taking place, and I look forward to many more years of success together. I am also pleased to see Kathy Leon advance to the position of Corporate Controller, a position for which she has been preparing for more than a decade under Peter's guidance.

     "Finally, with Peter Clifford's promotion to Vice President of Courier Corporation, we are recognizing the distinctive role Peter plays for our customers, bridging manufacturing and sales to make sure our production resources are optimized for each job and each customer's business needs. It's a role that distinguishes Courier from our competitors, and one which Peter has played with special effectiveness in the large and growing education market, where we have steadily gained share in recent years and intend to capture much more in the future."

     About Courier Corporation

     Courier Corporation publishes, prints and sells books. Headquartered in North Chelmsford, Massachusetts, Courier has two lines of business: full-service book manufacturing and specialty book publishing. For more information, visit www.courier.com.

     Forward-Looking Information

     This news release includes forward-looking statements. Statements that describe future expectations, plans or strategies are considered "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 and releases issued by the Securities and Exchange Commission. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could affect actual results include, among others, changes in customers' demand for the company's products, including seasonal changes in customer orders, changes in raw material costs and availability, pricing actions by competitors, consolidation among customers and competitors, success in the integration of acquired businesses, changes in operating expenses including energy costs, changes in technology, difficulties in the start up of new equipment or information technology systems, changes in copyright laws, changes in tax regulations, changes in the company's effective income tax rate, and general changes in economic conditions, including currency fluctuations and changes in interest rates. Although the company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The forward-looking statements included herein are made as of the date hereof, and the company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.


     CONTACT: Courier Corporation
              James F. Conway III, 978-251-6000
              Chairman, President and Chief Executive Officer www.courier.com